                                                                   Exhibit 10.13


                             CONSENT AND AGREEMENT
                            (Lucent / AirGate PCS)

     This Consent and Agreement (this "Consent and Agreement") is entered into
                                       ---------------------
as of August 16, 1999, between SPRINT SPECTRUM L.P., a Delaware limited partnership ("Sprint Spectrum"), SPRINTCOM, INC., a Kansas corporation
              ---------------
("SprintCom"), SPRINT COMMUNICATIONS COMPANY, L.P., a Delaware limited
-----------
partnership ("Sprint Communications"), WIRELESSCO, L.P., a Delaware limited
              ---------------------
partnership ("WirelessCo" and together with Sprint Spectrum, SprintCom and
              ----------
Sprint Communications, the "Sprint Parties"), and LUCENT TECHNOLOGIES INC., as
                            --------------
administrative agent (together with any successors thereof in accordance with the Credit Agreement hereinafter described, the "Administrative Agent") for the
                                                 --------------------
lenders under that certain Credit Agreement among AIRGATE PCS, INC. (the "Affiliate"), the Administrative Agent and the lenders from time to time party
----------
thereto (the "Lenders").
              -------

     Affiliate has entered into a Sprint PCS Management Agreement dated and effective as of July 22, 1998, 1999 (the "Management Agreement") with Sprint
                                          --------------------
Spectrum and SprintCom providing for the design, construction and management of the Service Area Network (as therein defined). Affiliate has also entered into the Sprint PCS Services Agreement (as it may be amended, modified, or supplemented from time to time, the "Services Agreement") and the Sprint
                                     ------------------
Trademark and Service Mark License Agreement and the Sprint Spectrum Trademark and Service Mark License Agreement (together, as they may be amended, modified, or supplemented from time to time, the "License Agreements") (the Management
                                        ------------------
Agreement, the Services Agreement and the License Agreements and all other agreements between Affiliate or its subsidiaries, on the one hand and the Sprint Parties or any subsidiary of Sprint Corporation on the other hand (whether entered into prior to, on, or after the date hereof) that relate to the Service Area Network as they may be amended, modified, or supplemented from time to time, collectively, the "Sprint Agreements").
                         -----------------

     Affiliate has entered into or concurrently herewith is entering into that certain Credit Agreement dated as of August 16, 1999 with the Administrative Agent and the Lenders (such Credit Agreement, as it may be amended, supplemented, restated, replaced or otherwise modified from time to time, the "Credit Agreement"), to provide financing for a portion of the costs of the
-----------------
design and construction of the Service Area Network and for certain other purposes. The Credit Agreement and each note, security agreement, pledge agreement, guaranty and any and all other agreements, documents or instruments entered into in connection with any of the foregoing, as the same may from time to time be amended, supplemented, restated, replaced or otherwise modified from time to time, shall collectively be referred to as the "Loan Documents."
                                                        --------------

     As a condition to the availability of credit to Affiliate under the Credit Agreement, the Administrative Agent and the Lenders have required the execution and delivery of this Consent and Agreement by the Sprint Parties and have required that Affiliate acknowledge, consent and agree to all terms and provisions of this Consent and Agreement.

     Sprint Spectrum and SprintCom hold, directly or indirectly, certain of the licenses for the service areas managed by Affiliate as contemplated in the Management Agreement. As used in this Consent and Agreement, the term "Sprint
                                                                       -------
PCS" shall refer in each particular instance or application to Sprint Spectrum
----
and/or SprintCom, based on which of the two entities owns the License in that portion of the Service Area to which the subject of the instance or application applies.

     All capitalized terms in this Consent and Agreement shall have the same meanings ascribed to them in the Management Agreement unless otherwise provided in this Consent and Agreement; provided, that the terms "Default", "Event of
                              ---------
Default" and "Obligations" shall have the meanings ascribed to them in the Credit Agreement.

     Accordingly, each Sprint Party and the Administrative Agent, on behalf of itself and for the Lenders, hereby agrees as follows:

     SECTION 1.  Consent to Security Interest.  In connection with the
                 ----------------------------
transactions contemplated by the Credit Agreement and the other Loan Documents, Affiliate has granted or will grant to the Administrative Agent, for the benefit of the Lenders, a first priority security interest in and lien upon substantially all of its assets and property, tangible and intangible, whether now owned or hereafter acquired or arising, and all proceeds and products thereof and accessions thereto, including without limitation the rights of Affiliate in, to and under the Sprint Agreements. The foregoing security interests, liens and pledges are referred to collectively as the "Security
                                                                  --------
Interests" and the foregoing assets and property in which the Administrative
---------
Agent, for the benefit of the Lenders, has been or will be granted a first priority security interest in and lien are referred to collectively as the "Collateral". Each Sprint Party (i) acknowledges notice of the Credit
-----------
Agreement, (ii) consents to the granting of the Security Interests in the Collateral to the Administrative Agent, for the benefit of the Lenders, and
(iii) agrees that (a) neither it nor any subsidiary of Sprint Corporation will challenge or contest that the Security Interests are valid, enforceable and duly perfected first priority security interests and liens in and to the Collateral,
(b) neither it nor any subsidiary of Sprint Corporation will argue that any such Security Interest is subject to avoidance, limitation or subordination under any legal or equitable theory or cause of action, and (c) so long as the Management Agreement is in effect, it will not sell, transfer or assign all or part of the Licenses that Affiliate has the right to use; provided, however, that
                                              --------  -------
notwithstanding the foregoing, a Sprint Party may at any time sell, transfer or assign all or part of the Licenses that Affiliate has the right to use in accordance with a transaction allowed under Section 17.15.5 of the Management
                                           ----------------
Agreement, so long as the buyer, transferee or assignee, as the case may be, agrees to be bound by the terms of this Consent and Agreement as such terms relate to such Licenses.

     Each Sprint Party acknowledges and agrees that (i) Sections 17.15.1 and
                                                        ----------------
17.15.2 of the Management Agreement do not apply to the assignment of
-------
Affiliate's rights under the Sprint Agreements to the Administrative Agent or the Lenders under the Loan Documents or in connection with a transaction permitted pursuant to this Consent and Agreement to any other Person pursuant to the Loan Documents or to any other assignment in connection with any transaction permitted pursuant to this Consent and Agreement and (ii) Section 17.15.3 of the
                                                          ---------------
Management Agreement shall not apply to any Change of Control of Affiliate in connection with the exercise by the Administrative Agent of any of its rights or remedies under the Loan Documents, including without limitation in connection with the sale of the membership interests of Affiliate to any Person or to any other Change of Control of Affiliate; provided, however, Section 17.15.3 of the
                      -----------------  ---------------
Management Agreement shall apply to any such transaction if such transaction is not with the Administrative Agent or the Lenders or is not a transaction permitted pursuant to this Consent and Agreement. It is understood that any assignment described in this Section 1 to the Administrative Agent or the
                             ---------
Lenders is hereby consented to by the Sprint Parties; provided, that any
                                                      --------
subsequent assignment by the Administrative Agent or the Lenders shall be in accordance with the terms of this Consent and Agreement.

     SECTION 2.  Payments.  Upon receipt of the Administrative Agent's written
                 --------
instructions, each Sprint Party agrees to make all payments (if any) to be made by it under the Sprint Agreements, subject to its rights of setoff or recoupment with respect to such payments as permitted under Section 10.6 of the Management
                                                 ------------
Agreement, to Affiliate directly to the Administrative Agent, or otherwise as the Administrative Agent shall direct; provided, that during the period that
                                       --------
Sprint PCS is making such payments directly to the Administrative Agent or its designee pursuant to this Section 2, Sprint PCS' setoff and recoupment rights
                          ---------
under such Section 10.6 shall not be limited to undisputed amounts.  The
           ------------
Administrative Agent hereby agrees that the Administrative Agent will not give any such written instructions for it to receive such payments directly from a Sprint Party unless an Event of Default has occurred under the Credit Agreement and is continuing. Such written instructions to make payments directly to the Administrative Agent shall be effective only so long as an Event of Default is continuing, and the Administrative Agent will revoke such instructions promptly following the cure of such Event of Default. Any payments made by any Sprint Party directly to, or at the direction of, the Administrative Agent shall fully satisfy any obligation of such Sprint Party to make payments to Affiliate under the Sprint Agreements to the extent of such payments.

     SECTION 3.  Notice and Effect of Event of Default, Management Agreement
                 -----------------------------------------------------------
Breach and Event of Termination.  The Administrative Agent agrees to provide to
-------------------------------
Sprint PCS a copy of any written notice that Administrative Agent sends to Affiliate, promptly after sending such notice, that a Default or an Event of Default has occurred and is continuing, and Sprint PCS agrees to provide to the Administrative Agent a copy of any written notice that Sprint PCS sends to Affiliate, promptly after sending such notice, that an Event of Termination or an event that if not cured, or if notice is provided, will constitute an Event of Termination (each of an Event of Termination and an event that if not cured would constitute an Event of Termination, a "Management Agreement Breach") has
                                             ---------------------------
occurred. Sprint Spectrum and SprintCom acknowledge that the Administrative Agent has informed them that an Event of Termination constitutes an Event of Default under the Loan Documents, and Sprint Spectrum and SprintCom further acknowledge that the Management Agreement does not prohibit Affiliate from curing such an Event of Default.

     SECTION 4.  Event of Default without a Management Agreement Breach.
                 ------------------------------------------------------

          (a) Affiliate Remains as Manager or Interim Manager Appointed.  Upon
              ---------------------------------------------------------
     and during the continuation of an Event of Default when no Management Agreement Breach as to which Sprint PCS has given the Administrative Agent notice exists on the original date of occurrence of such Event of Default, the Administrative Agent may, by prior written notice to Sprint PCS, (i) allow Affiliate to continue to act as the Manager under the Sprint Agreements, (ii) appoint Sprint Spectrum to act as "Interim Manager" under the Sprint Agreements, or (iii)
                         ---------------
     appoint a Person other than Sprint Spectrum to act as Interim Manager under the Sprint Agreements. If the Administrative Agent initially allows Affiliate to continue to act as the Manager under the Sprint Agreements, the Administrative Agent may later, during a continuation of an Event of Default, remove the Affiliate as Manager and take the action described above in clauses (ii) and (iii). The date on which a Person begins serving as Interim Manager shall be the "Commencement Date."
                                      ------------------

          (b) Sprint Spectrum or Sprint Spectrum Designee as Interim Manager.
              --------------------------------------------------------------
     If the Administrative Agent appoints Sprint Spectrum as Interim Manager, within 14 days after its appointment Sprint Spectrum shall accept the position or designate another Person (a "Sprint Spectrum Designee") to act
                                              ------------------------
     as Interim Manager under the Sprint Agreements. The Administrative Agent shall accept Sprint Spectrum and any Sprint Spectrum Designee that is then acting as an Other Manager (other than Affiliate) to act as Interim Manager under the Sprint Agreements. Any Sprint Spectrum Designee that is not an Other Manager must be acceptable to the Administrative Agent, which acceptance will not be unreasonably withheld. If, within 30 days after the Administrative Agent gives Sprint Spectrum notice of its appointment as Interim Manager, Sprint Spectrum or a Sprint Spectrum Designee does not agree to act as Interim Manager, then the Administrative Agent shall have the right to appoint an Administrative Agent Designee as Interim Manager in
     accordance with Section 4(c).   At the discretion of the Administrative
                     ------------
     Agent, Sprint Spectrum or the Sprint Spectrum Designee shall serve as Interim Manager for up to six months from the Commencement Date.

          Upon the expiration of its initial six-month period as Interim Manager under the Sprint Agreements, Sprint Spectrum or the Sprint Spectrum Designee will agree, at the written request of the Administrative Agent, to serve as Interim Manager for up to six months from such expiration date until the Administrative Agent gives Sprint Spectrum or the Sprint Spectrum Designee at least 30 days' written notice of its desire to terminate the relationship; provided, that the extended period will be for 12 months
                   --------
     rather than six months (for a complete term of 18 months) in the event, as of the date of the initial appointment, the aggregate number of pops that Affiliate and all Other Managers have the right to serve under their respective management agreements with the Sprint Parties is less than 40 million (such six or 12 month period, the "Extension Period"). If Sprint
                                                ----------------
     Spectrum's or the Sprint Spectrum Designee's term as Interim Manager is extended, then the Administrative Agent agrees that Sprint Spectrum or the Sprint Spectrum Designee's right to be reimbursed by the Affiliate promptly for all amounts previously expended by Sprint Spectrum or the Sprint Spectrum Designee under Section 11.6.3 of the Management Agreement
                                    --------------
     (which expenditures were incurred in accordance with Section 9  of this
                                                          ---------
     Consent and Agreement) shall no longer be subordinated to the Obligations as provided in Section 9 in this Consent and Agreement, and Sprint Spectrum
                    ---------
     or the Sprint Spectrum Designee's right to be reimbursed by Affiliate for any expenses it incurs pursuant to its rights under Section 11.6.3 of the
                                                         --------------
     Management Agreement as provided in
     the Management Agreement (which expenditures were incurred in accordance with Section 9 of this Consent and Agreement) shall not be subject to the
          ---------
     subordination to the Obligations as provided in Section 9 of this Consent
                                                     ---------
     and Agreement; provided, that Sprint Spectrum or the Sprint Spectrum Designee's right to be reimbursed for amounts expended under Section 11.6.3
                                                                  --------------
     of the Management Agreement that exceed in an aggregate amount 5% of Affiliate's shareholder's or member's equity or capital account plus Affiliate's long-term debt (i.e., notes that on their face are scheduled to mature more than one year from the date issued), as reflected on Affiliate's books (the "Reimbursement Limit") shall remain subordinated to
                             -------------------
     the Obligations as provided in Section 9 of this Consent and Agreement.
                                    ---------
     Notwithstanding any other provision in this Section 4(b) to the contrary,
                                                 ------------
     Sprint Spectrum or the Sprint Spectrum Designee shall not be required to continue to serve as Interim Manager during the Extension Period at any time after 30 days following delivery by it to the Administrative Agent of written notice that Sprint Spectrum or the Sprint Spectrum Designee needs to expend amounts under Section 11.6.3 of the Management Agreement that
                             --------------
     Sprint Spectrum or the Sprint Spectrum Designee reasonably believes will not be reimbursed based on the projected Collected Revenues for the remainder of the Extension Period or reimbursed by the Lenders. If it becomes necessary for Sprint Spectrum or the Sprint Spectrum Designee to expend any amount that it believes will not be reimbursed or that exceeds the Reimbursement Limit, Sprint Spectrum or the Sprint Spectrum Designee is not required to incur such expense.

          Upon the termination or expiration of the term of Sprint Spectrum or the Sprint Spectrum Designee as Interim Manager, the Administrative Agent shall have the right to appoint a successor Interim Manager in accordance with Section 4(c).
          ------------

          (c) Administrative Agent Designee as Interim Manager.  If the
              ------------------------------------------------
     Administrative Agent elects to appoint a Person other than Sprint Spectrum to act as Interim Manager under the Sprint Agreements (an "Administrative
                                                                --------------
     Agent Designee") as permitted under Sections 4(a)(iii) and 4(b), such
     --------------                      -----------------      ----
     Administrative Agent Designee must (i) agree to serve as Interim Manager for six months unless terminated earlier by Sprint PCS because of a material breach by the Administrative Agent Designee of the terms of the Sprint Agreements that is not timely cured or by the Administrative Agent in its discretion, (ii) meet the applicable "Successor Manager
                                                  -----------------
     Requirements" set forth below in Section 13, and (iii) agree to comply with
     ------------                     ----------
     the terms of the Sprint Agreements but will not be required to assume the existing liabilities of Affiliate. In the case of a proposed Administrative Agent Designee, Sprint PCS shall provide to the Administrative Agent, within 10 Business Days after the request therefor, a detailed description of all information reasonably requested by Sprint PCS to enable Sprint PCS to determine if a proposed Administrative Agent Designee satisfies the Successor Manager Requirements. Sprint PCS agrees to inform Administrative Agent within 20 days after it receives such information respecting such proposed Administrative Agent Designee from the Administrative Agent whether such designee satisfies the Successor Manager Requirements. If Sprint PCS does not so inform the Administrative Agent within such 20-day period, then Sprint PCS shall be deemed to agree, for all purposes of this Consent and Agreement, that such proposed designee satisfies the Successor Manager

     Requirements. A Person that satisfies the Successor Manager Requirements (or is deemed to satisfy such requirements) qualifies under the Management Agreement to become a Successor Manager, unless the Administrative Agent Designee materially breaches the terms of a Sprint Agreement while acting as Interim Manager or no longer meets the Successor Manager Requirements. The Administrative Agent Designee may continue to serve as Interim Manager after the initial six-month period at the Administrative Agent's discretion, so long as the Administrative Agent Designee continues to satisfy the Successor Manager Requirements and it does not materially breach the terms of the Sprint Agreements. If the Administrative Agent Designee materially breaches any Sprint Agreement while acting as Interim Manager, then Sprint PCS and the Administrative Agent have the rights set forth in Section 5; provided, that Sprint PCS may not allow Affiliate to
              ---------  --------
     act as the Manager of the Sprint Agreements without the Administrative Agent's consent.

     SECTION 5.  Event of Default Created by a Management Agreement Breach.
                 ---------------------------------------------------------

          (a) Affiliate Remains as Manager or Interim Manager Appointed.  Upon
              ---------------------------------------------------------
     an Event of Default created by a Management Agreement Breach (so long as at such time an Event of Default not created by a Management Agreement Breach as to which Administrative Agent has given Sprint PCS notice is not in existence), Sprint PCS may by prior written notice to Administrative Agent
     (i) allow Affiliate to continue to act as the Manager under the Sprint Agreements if approved by the Administrative Agent, (ii) act as Interim Manager under the Sprint Agreements (in the case of Sprint Spectrum) or appoint Sprint Spectrum as Interim Manager (in the case of SprintCom), or
     (iii) appoint a Sprint Spectrum Designee to act as Interim Manager under the Sprint Agreements as provided in paragraph (b) below. If Sprint PCS initially allows Affiliate to continue to act as the Manager under the Sprint Agreements, Sprint PCS may later remove the Affiliate as Manager and take the action described above in clauses (ii) and (iii). The Administrative Agent shall have no right to appoint an Interim Manager when an Event of Default is caused by a Management Agreement Breach (unless an Event of Default not created by a Management Agreement Breach is in existence), unless Sprint PCS elects not to act as Interim Manager or to appoint a Sprint Spectrum Designee.

          (b) Sprint Spectrum or Sprint Spectrum Designee as Interim Manager.
              --------------------------------------------------------------
     If Sprint Spectrum acts as Interim Manager or designates a Sprint Spectrum Designee to act as Interim Manager under the Sprint Agreements, the Interim Manager shall serve as Interim Manager for up to six months from the Commencement Date, at the discretion of Sprint Spectrum. The Administrative Agent shall accept Sprint Spectrum and any Sprint Spectrum Designee that is then acting as an Other Manager (other than Affiliate) to act as Interim Manager under the Sprint Agreements. Any Sprint Spectrum Designee that is not then acting as an Other Manager must be acceptable to the Administrative Agent, which acceptance will not be unreasonably withheld.

          Upon the expiration of its initial six-month period as Interim Manager under the Sprint Agreements, Sprint Spectrum or the Sprint Spectrum Designee will agree to serve as Interim Manager for the Extension Period until the Administrative Agent gives Sprint

     Spectrum or the Sprint Spectrum Designee at least 30 days written notice of its desire to terminate the relationship. If Sprint Spectrum's or the Sprint Spectrum Designee's term as Interim Manager is extended, then the Administrative Agent agrees that Sprint Spectrum or the Sprint Spectrum Designee's right to be reimbursed by the Affiliate promptly for all amounts previously expended by Sprint Spectrum or the Sprint Spectrum Designee under Section 11.6.3 of the Management Agreement (which expenditures were
           --------------
     incurred in accordance with Section 9 of this Consent and Agreement) shall
                                 ---------
     no longer be subordinated to the Obligations as provided in Section 9 of
                                                                 ---------
     this Consent and Agreement, and Sprint Spectrum or the Sprint Spectrum Designee's right to be reimbursed by the Affiliate for any expenses it incurs pursuant to its rights under Section 11.6.3 of the Management
                                         --------------
     Agreement as provided in the Management Agreement (which expenditures were incurred in accordance with Section 9 of this Consent and Agreement) shall
                                 ---------
     not be subject to subordination to the Obligations as provided in Section 9
                                                                       ---------
     of this Consent and Agreement; provided, that Sprint Spectrum or the Sprint Spectrum Designee's right to be reimbursed for amounts expended under
     Section 11.6.3 of the Management Agreement in an aggregate amount that
     --------------
     exceed the Reimbursement Limit shall remain subordinated to the Obligations as provided in Section 9 of this Consent and Agreement. Notwithstanding any other provision in this Section 5(b) to the contrary, Sprint Spectrum or
                             ------------
     the Sprint Spectrum Designee shall not be required to continue to serve as Interim Manager during the Extension Period at any time after 30 days following delivery by it to the Administrative Agent of written notice that Sprint Spectrum or the Sprint Spectrum Designee needs to expend amounts under Section 11.6.3 of the Management Agreement that Sprint Spectrum or
           --------------
     the Sprint Spectrum Designee reasonably believes will not be reimbursed based on the projected Collected Revenues for the remainder of the Extension Period or reimbursed by the Lenders. If it becomes necessary for Sprint Spectrum or the Sprint Spectrum Designee to expend any amount that it believes will not be reimbursed or that exceeds the Reimbursement Limit, Sprint Spectrum or the Sprint Spectrum Designee is not required to incur such expense.

          Upon the termination or expiration of the term of Sprint Spectrum or the Sprint Spectrum Designee as Interim Manager and with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), Sprint Spectrum shall have the right to appoint a successor Interim Manager in accordance with Section 5(a).
                                        ------------

          (c) Administrative Agent Designee as Interim Manager.  Notwithstanding
              ------------------------------------------------
     anything in paragraph (a) above to the contrary, if, after Acceleration (as defined in Section 6(a) of this Consent and Agreement) and within 30 days after Sprint PCS gives the Administrative Agent notice of a Management Agreement Breach, Sprint Spectrum does not agree to act as Interim Manager or does not obtain the consent of a Sprint Spectrum Designee to act as Interim Manager under the Sprint Agreements, or if Sprint Spectrum or the Sprint Spectrum Designee gives the Administrative Agent notice of its resignation as Interim Manager and Sprint Spectrum fails to appoint a successor in accordance with Section 5(b) within 30 days after such
                                  ------------
     resignation, the Administrative Agent may appoint an Administrative Agent Designee to act as Interim Manager. Such Administrative Agent Designee must (i) agree to serve as Interim Manager for six months unless terminated earlier by Sprint PCS because of a material breach by the

     Administrative Agent of the terms of the Sprint Agreements or by the Administrative Agent in its discretion, (ii) meet the applicable Successor Manager Requirements, and (iii) agree to comply with the terms of the Sprint Agreements. In the case of a proposed Administrative Agent Designee, Sprint PCS shall provide to the Administrative Agent, within 10 Business Days after the request therefor, a detailed description of all information reasonably requested by Sprint PCS to enable Sprint PCS to determine if a proposed Administrative Agent Designee satisfies the Successor Manager Requirements. Sprint PCS agrees to inform Administrative Agent within 20 days after it receives such information respecting such proposed Administrative Agent Designee from the Administrative Agent whether such designee satisfies the Successor Manager Requirements. If Sprint PCS does not so inform the Administrative Agent within such 20-day period, then Sprint PCS shall be deemed to agree, for all purposes of this Consent and Agreement, that such proposed designee satisfies the Successor Manager Requirements. A Person that satisfies the Successor Manager Requirements qualifies under the Management Agreement to become a Successor Manager, unless the Administrative Agent Designee materially breaches the terms of a Sprint Agreement while acting as Interim Manager or no longer meets the Successor Manager Requirements. The Administrative Agent Designee may continue to serve as Interim Manager after the initial six-month period at the Administrative Agent's discretion, so long as the Administrative Agent Designee continues to satisfy the Successor Manager Requirements and it does not materially breach the terms of the Sprint Agreements. If the Administrative Agent Designee materially breaches any Sprint Agreement while acting as Interim Manager, then Sprint PCS and the Administrative Agent have the rights set forth in Section 5; provided, that Sprint PCS may not allow Affiliate to act as the Manager of the Sprint Agreements without the Administrative Agent's consent.

     SECTION 6.  Purchase and Sale of the Operating Assets.  Upon the occurrence
                 -----------------------------------------
and during the continuation of an Event of Default, the following provisions shall govern the purchase and sale of the Operating Assets:

          (a) Acceleration of the Obligations Under the Loan Documents.  In the
              --------------------------------------------------------
     event the Lenders accelerate the maturity of the Obligations under the Loan Documents (an "Acceleration" and, the date thereof, an "Acceleration
                    ------------                             ------------
     Date"), the Administrative Agent shall give written notice thereof to
     ----
     Sprint PCS. Upon receipt of notice of Acceleration, Sprint PCS shall have the right, to which right Affiliate, by executing this Consent and Agreement, expressly agrees, to purchase the Operating Assets from Affiliate for an amount equal to the greater of (i) 72% of the Entire Business Value (as defined in the Management Agreement) of Affiliate, valued in accordance with the procedure set forth in Section 11.7 of the Management Agreement (with the assumption that the deemed ownership of the Disaggregated License under Section 11.7.3 of the Management Agreement includes the transfer of the Sprint PCS customers as contemplated by
     Section 11.4 of the Management Agreement), and (ii) the aggregate amount of the Obligations. Sprint PCS shall, within 60 days of receipt of notice of Acceleration, give Affiliate and the Administrative Agent notice of its intent to exercise the purchase right. In the event Sprint PCS gives the Administrative Agent written notice of its intent to purchase the Operating Assets, the Administrative Agent agrees that it shall not enforce its Security

     Interests in the Collateral until the earlier to occur of (i)
     expiration of the period consisting of 120 days after the Acceleration Date (or such later date that shall be provided for in the purchase agreement and acceptable to the Administrative Agent in its discretion to close the purchase of the Operating Assets) or (ii) receipt by Administrative Agent and Affiliate from Sprint PCS of written notice that Sprint PCS has determined not to proceed with the closing of the purchase of the Operating Assets for any reason. If after the 120-day period after the Acceleration Date the Affiliate receives any purchase offer for the Operating Assets that is confirmed in writing by Affiliate to be acceptable to Affiliate, Sprint PCS shall have the right subject to the consent of the Administrative Agent, to purchase the Operating Assets, on terms and conditions at least as favorable to the Affiliate as the terms and conditions proposed in such offer so long as within 14 Business Days after Sprint PCS's receipt of such other offer Sprint PCS offers to purchase the Operating Assets and so long as the conditions of Sprint PCS's offer and the amount of time it will take Sprint PCS to effect such purchase is acceptable to the Affiliate and Administrative Agent. Any such offer shall be confirmed in writing by the third party offeror. In the event Sprint PCS exercises its rights under this Section 6(a), (i) the Affiliate shall
                                         ------------
     sell the Operating Assets to Sprint PCS, (ii) the Administrative Agent and the Lenders shall consent to such purchase and sale provided that the proceeds thereof shall be sufficient to repay the aggregate amount of the Obligations, and (iii) Sprint PCS shall make all payments to be made under this Section 6(a) to Administrative Agent for its application against the Obligations. The purchase right of the Sprint Parties under this Section
                                                                       -------
     6(a) shall be in  substitution of the purchase rights of the Sprint Parties
     ----
     under Section  11.6.1  of the Management Agreement.  If Sprint PCS
           ---------------
     purchases the Operating Assets as permitted under this Section 6(a), the
                                                            ------------
     Administrative Agent will release the Security Interests in the Collateral upon payment in full of the aggregate amount of the Obligations and the termination of all commitments to advance credit under the Credit Agreement.

          (b) Sale of Operating Assets to Third Parties.  If the Sprint Parties
              -----------------------------------------
     do not purchase the Operating Assets from Affiliate after an Acceleration as described above in Section 6(a), the Collateral may be sold as follows:
                           ------------

              (i)   Sale to Successor Manager.  The Collateral may be sold by
                    -------------------------
     the Administrative Agent (in its sole discretion) in the exercise of certain of its rights and remedies as a secured party under the Loan Documents or by Affiliate, at the discretion of the Administrative Agent, to a person that satisfies the Successor Manager Requirements. Sprint PCS shall provide to the Administrative Agent, with a copy to Affiliate, within 10 Business Days after the request therefor, a detailed description of all information reasonably requested by Sprint PCS to enable Sprint PCS to determine if a proposed buyer satisfies the Successor Manager Requirements. Sprint PCS agrees to inform the Administrative Agent and Affiliate within 20 days after it receives such information respecting such proposed buyer from the Administrative Agent whether such designee satisfies the Successor Manager Requirements. If Sprint PCS does not so inform the Administrative Agent within such 20-day period, then Sprint PCS shall be deemed to agree, for all purposes of this Consent and Agreement, that such proposed designee satisfies the Successor Manager Requirements. If the proposed buyer satisfies the Successor Manager Requirements (or is deemed to satisfy such requirements) and wishes to become a "Successor Manager", the buyer must
                                           -----------------
     agree to be bound by the Sprint Agreements; provided, that buyer shall have
                                                 --------
     no responsibility or liability for any liability to any Person other than a Sprint Party and Related Party of Sprint PCS arising out of Affiliate's operations prior to the date buyer becomes bound by the Sprint Agreements. In such case the Sprint Agreements shall remain in full force and effect with the buyer as Successor Manager and this Consent and Agreement shall remain in full force and effect for the benefit of the Successor Manager and any Person providing senior secured debt financing to such Successor Manager if required by such Person. Sprint PCS agrees, with respect to any past failure of Affiliate to perform any obligation under the Sprint Agreements, that the Successor Manager shall have the same amount of time to perform such obligation that Affiliate had under the Sprint Agreements, with the performance period commencing on the date on which the buyer becomes a Successor Manager. Sprint PCS shall permit the performance period set forth in the Management Agreement to be extended for such period of time that Sprint PCS believes is reasonable to allow Successor Manager to perform such unperformed obligations.

              (ii)  Sale to Other than Successor Manager.  The Collateral may
                    ------------------------------------
     be sold pursuant to the exercise by the Administrative Agent or the Lenders of their rights and remedies under the Loan Agreements or by the Affiliate, at the discretion of the Administrative Agent (subject to requirements of applicable law) to a person that does not satisfy the Successor Manager Requirements or to a person that does not wish to become a Successor Manager, but only under the following conditions:

                    (A) the Sprint Parties may terminate the Sprint Agreements with such buyer following the closing of such purchase (and the Administrative Agent and the buyer shall have no rights thereto or thereunder with respect to events occurring after the closing of such purchase);

                    (B) the buyer may purchase the Disaggregated License as described below in Section 6(b)(iv) and with the Disaggregated License
                        ----------------
     having the characteristics described in the definition thereof; and

                    (C) the purchase agreement with the buyer contains the requirements set forth in Section 6(c) of this Consent and Agreement.
                               ------------

              (iii)  Confidentiality Agreement.  Before any potential buyer
                     -------------------------
     is provided Confidential Information respecting the potential purchase of any of the Collateral (which buyer shall be entitled to receive), the potential buyer shall execute a confidentiality agreement in the form attached as Exhibit A with such changes thereto as may be reasonably
                 ---------
     requested by the parties to the agreement; provided, however, in the event
                                                --------
     the potential buyer does not satisfy the Successor Manager Requirements or has notified the Affiliate, Sprint PCS or the Administrative Agent that it does not intend to be a Successor Manager, Confidential Information that constitutes or relates to any technical, marketing, financial, strategic or other information concerning any of the

     Sprint Parties and that does not pertain to the business of Affiliate shall not be permitted to be provided to such potential buyer.

              (iv)  Sale of Disaggregated Licenses. Sprint PCS will sell
                    ------------------------------
     Disaggregated Licenses as follows when required under Section 6(b)(ii)(B):
                                                           -------------------

                    (A) If a buyer wishes to purchase spectrum in connection with its purchase of the Operating Assets, it will purchase such spectrum from the Affiliate and Sprint PCS as follows. The buyer will purchase from the Affiliate or its Related Parties any licenses that Affiliate or such Related Parties own (the "Affiliate's Licenses"). If the Affiliate's
                                    --------------------
     Licenses were not being used to operate the Service Area Network, Sprint PCS will reimburse the buyer for the microwave relocation costs incurred to clear the spectrum bought from the Affiliate or its Related Parties that the buyer will need to use to operate the Service Area Network as constructed on the date that the buyer purchases the Operating Assets. If the buyer does not meet the FCC requirements to buy the Affiliate's Licenses, the buyer will seek a waiver from the FCC of the restrictions that prohibit the buyer's ownership of such licenses. While any such FCC application is pending and while the buyer is clearing the microwave from the Affiliate's spectrum, the buyer may continue to use Sprint PCS' Spectrum on which the Service Area Network operates. Sprint PCS will sell its Disaggregated Licenses as described in Sections 6(b)(iv)(B), 6(b)(iv)(C) and 6(b)(iv)(D) only in those BTAs in which (1) the Affiliate or its Related Parties do not own a license or the obligation to sell the license is unenforceable, (2) the FCC will not approve the transfer of the Affiliate's License to the buyer, or (3) Sprint PCS determines that it does not wish to reimburse the buyer for the cost of the microwave relocation.

                    (B) If the buyer, an entity with respect to which such buyer directly or indirectly through one or more persons owns the total voting power or at least 50% of the total voting power or at least 50% of the total equity (a "controlled entity"), an entity that directly or
                          -----------------
     indirectly through one or more persons has a parent entity that owns at least 50% of the voting power or at least 50% of the total equity of both the buyer and the common controlled entity (a "common controlled entity"),
                                                    ------------------------
     owns a license to provide wireless service to at least 50% of the pops in a BTA with respect to which such buyer proposes to purchase Spectrum (each a "Restricted Party" with respect to such BTA), the buyer may buy only 5 MHz
     -----------------
     of Spectrum from Sprint PCS for such BTA.

                    (C) If the buyer is not a Restricted Party for a BTA with respect to which such buyer proposes to purchase Spectrum, and either does not satisfy the Successor Manager Requirements (other than those set forth in Section 13(b) of this Consent and Agreement) or does not wish to be a
        -------------
     Successor Manager, then the buyer may buy 5 MHz, 7.5 MHz or 10 MHz of Spectrum from Sprint PCS as the buyer determines in its sole discretion.

                    (D) If Sprint PCS sells a Disaggregated License to a buyer as required under this Section 6(b)(iv), the buyer must pay a price equal to the sum of (1) the original cost of the applicable License to Sprint PCS pro rated on a pops and spectrum basis, plus (2) the microwave relocation costs paid by Sprint PCS attributable to clearing the Spectrum in the Disaggregated License, plus
     (3) the amount of carrying costs to Sprint PCS attributable to such original cost and microwave relocation costs from the date of this Consent and Agreement to and including the date on which the Disaggregated License is transferred to the buyer, based on a rate of 12 percent per annum.

          (c) No Direct Solicitation of Customers.  Upon the sale of the
              -----------------------------------
     Collateral or the Disaggregated License in accordance with this Consent and Agreement pursuant to Section 6(b)(ii), then the Sprint Parties agree to
                            ----------------
     transfer to the buyer thereof the customers with a MIN assigned to the Service Area covered by the Disaggregated License, but Sprint PCS shall retain the customers of a national account and any resellers who are then party to a resale agreement with Sprint PCS. Each Sprint Party agrees to take all actions reasonably requested by the buyer of the Collateral to fully transfer to such purchaser such customers. Each Sprint Party agrees that neither it nor any of its Related Parties will directly or indirectly solicit, for six months after the date of transfer, the customers with a MIN assigned to the Service Area covered by the Disaggregated License; provided, that Sprint PCS retains the customers of a national account and
     --------
     any resellers that have entered into a resale agreement with Sprint PCS, Sprint PCS may advertise nationally, regionally and locally, and engage direct marketing firms to solicit customers generally. If the buyer continues to operate the purchased assets as a wireless network in the same geographic area on a network that is technologically compatible with Sprint PCS's network, the buyer and Sprint PCS shall each agree to provide roaming services to the other (in the case of Sprint PCS, the roaming services shall be provided to those customers of buyer in the geographic area serviced by the Disaggregated License roaming nationally and, in the case of buyer, the roaming services shall be provided to those customers of Sprint PCS roaming in the geographic area covered by the Disaggregated License) pursuant to a roaming agreement to be entered into between buyer and Sprint PCS and to be mutually agreed upon so long as such agreement is based on Sprint PCS's then standard roaming agreement used by Sprint PCS in the industry and the price that each party shall pay the other party for roaming services provided to the first party shall be a price equal to the lesser of: (1) MFN Pricing provided by buyer to third parties roaming in the geographic area serviced by the Disaggregated License; and (2) the national average paid by Sprint PCS to third parties for Sprint PCS's customers to roam in such third parties' geographic areas (including Other Managers). Such obligations with respect to roaming shall continue until such roaming agreement is terminated pursuant to its terms. The buyer shall agree in writing that if it continues to operate the purchased assets as a wireless network in the same geographic area on a network that is technologically compatible with Sprint PCS's network, the buyer shall, to the extent required by law, provide resale to Sprint PCS in the geographic area covered by the Disaggregated License at the MFN Pricing that buyer charges third parties who purchase resale from buyer; provided, however, if
                                                           --------
     buyer is not offering resale to any other customers then pricing of resale provided to Sprint PCS shall be as mutually agreed; and provided, further,
                                                             --------  -------
     however, whether or not buyer is required by law to offer such resale, buyer shall offer such resale (on the terms described in this sentence) to national customers of Sprint PCS.

          (d) Deferral of Portion of Collected Revenues.  (i)   Under Section
              ------------------------------------------              -------
     10.1.1 of the Management Agreement, Sprint PCS retains 8% of the Collected
     ------
     Revenues on a weekly basis (the "Retained Amount"). Following an
                                      ---------------
     Acceleration and for up to two years after such Acceleration, Sprint PCS shall retain only one half of the Retained Amount, and the remaining one half of the Retained Amount shall be advanced to Affiliate (or, if so directed by the Administrative Agent pursuant to Section 2 hereof, to the
                                                      ---------
     Administrative Agent) at the time the weekly fee provided under Section
                                                                     -------
     10.1.1 of the Management Agreement is paid; provided, that after the first
     ------                                      --------
     anniversary of the Acceleration Date, Sprint PCS shall retain the entire Retained Amount if Sprint PCS is not serving as the Interim Manager.

              (ii) The portion of the Retained Amount advanced to Affiliate (or, if so directed by the Administrative Agent pursuant to Section 2
                                                                 ---------
     hereof, to the Administrative Agent) (the "Deferred Amount") shall be
                                                ---------------
     evidenced by a promissory note executed by Affiliate contemporaneously with this Consent and Agreement in the form of Exhibit B hereto (the "Deferred
                                               ---------              --------
     Amount Note").
     -----------

              (A) Amounts will be drawn on the Deferred Amount Note each time Sprint PCS advances a Deferred Amount to Affiliate or the Administrative Agent.

              (B) The Deferred Amount Note will bear interest at a rate equal to the greatest of (I) the average interest rate of Affiliate's secured debt, (II) the average rate of Affiliate's unsecured debt, and
          (III) Sprint PCS' cost of capital.

              (C) The Deferred Amount Note shall mature on the earlier of (I) the date on which a Successor Manager is qualified and assumes Affiliate's rights and obligations under the Sprint Agreements, and
          (II) the date on which the Operating Assets are purchased by a third-party buyer, or on which a stock or other equity acquisition, merger, consolidation or other transaction resulting in the indirect transfer of the Operating Assets to a third-party buyer (an "Indirect
                                                              --------
          Transfer") is consummated.
          --------

              (iii) In the event a Successor Manager assumes any of the obligations of Affiliate under the Sprint Agreements, such Successor Manager shall also assume the obligations under the Deferred Amount Note. In the event that the Operating Assets are sold to a third party buyer or an Indirect Transfer is consummated, the obligations of Affiliate under the Deferred Amount Note shall be subordinate to the Affiliate's obligations to its secured lenders.

              (iv) After the two-year anniversary of the Acceleration, or earlier if a Successor Manager is appointed or if Sprint PCS is not serving as the Interim Manager, Sprint PCS will again retain the full Retained Amount.

     SECTION 7.  No Limits on Remedies.  Nothing contained in this Consent and
                 ---------------------
Agreement shall limit any rights of the Administrative Agent or Lenders to Accelerate. Except as expressly provided herein, nothing contained in this Consent and Agreement shall limit any rights or remedies that the Administrative Agent or the Lenders may have under the Loan Documents or applicable law. The Administrative Agent may not sell, lease, assign, convey or otherwise dispose of the Collateral other than as permitted under this Consent and Agreement.

     SECTION 8.  Rights and Obligations of Interim Manager.  The Interim Manager
                 -----------------------------------------
may collect a reasonable management fee for its services; provided, that if
                                                          --------
Sprint Spectrum or a Related Party of Sprint PCS acts as Interim Manager, such management fee shall not exceed the direct expenses relating to Sprint Spectrum or such Related Party employees for the actual time spent by such employees when performing the function of Interim Manager and Sprint Spectrum's or such Related Party's out-of-pocket expenses. Such direct expenses shall include such employees' salaries and benefits, and the out-of-pocket and accrued expenses allocated to such employees. If Sprint Spectrum is the Interim Manager, the management fee will be paid out of the 92% Management Fee that Sprint PCS pays under the Management Agreement, and will be in addition to the fees it receives under the Services Agreement. Sprint PCS shall collect such management fee by setoff against the fees and any other amounts payable to Affiliate under the Sprint Agreements. The Interim Manager will be required to operate the Service Area Network in accordance with the terms of the Sprint Agreements and will be subject to all of the requirements and obligations of such agreements, but will not be required to assume the existing liabilities of Affiliate.

     SECTION 9.  Rights to Cure.  Neither the provisions of this Consent and
                 --------------
Agreement nor any action of either Administrative Agent or Sprint PCS shall require either Administrative Agent, any Lender or Sprint PCS to cure any default of Affiliate under the Sprint Agreements or to perform under the Sprint Agreements, but shall only give it the option to do so except to the extent otherwise required by this Consent and Agreement. Sprint PCS may exercise its rights under Section 11.6.3 of the Management Agreement upon an Event of
             --------------
Termination, whether such situation arises while Affiliate, Sprint Spectrum, an Administrative Agent Designee or a Sprint Spectrum Designee is acting as Interim Manager and notwithstanding any other provision of this Consent and Agreement; provided, that the right to reimbursement for any expenses incurred in
--------
connection with such cure shall be unsecured and until such time as the Obligations have been paid in full in cash and all commitments to advance credit under the Credit Agreement have terminated or expired, the Person or Persons entitled thereto shall not receive such reimbursement, except as specifically provided in Section 4(b) or Section 5(b) of this Consent and Agreement. Sprint
            ------------    ------------
PCS shall not be permitted to deduct or setoff from its payments to Affiliate any such amounts it is not entitled to receive under this Section and shall not take any action of any type to attempt to collect such reimbursement and the failure to be so reimbursed shall not constitute a Management Agreement Breach. In the event that Sprint PCS receives any payments or distributions that it is not entitled to receive under this Section, such payments shall be held in trust for, and promptly turned over to, the parties entitled thereto. If Sprint PCS has designated a third party to take action under Section 11.6.3 of the
                                                  --------------
Management Agreement, before taking any such action such third party shall enter into an agreement with Administrative Agent providing that such third party agrees to the provisions of this Section 9 as if it were a party hereto. Until
                                 ---------
such time as the Obligations have been paid in full in cash and all commitments to advance credit under the Credit Agreement have terminated or expired, Sprint PCS shall not be entitled to exercise any other remedies under the Sprint Agreements, including, without limitation, the remedy of terminating the Sprint Agreements (except to the extent permitted under Sections 6(b)(ii)(A)
                                                            --------------------
and 12 of this Consent and Agreement) or the remedy of withholding any payment
------
set forth in Section 10 of the Management Agreement (subject to Sprint PCS's
             ----------
rights of setoff or recoupment with respect to such payments as permitted under Sections 2, 4(b) and 5(b) of this Consent and Agreement). Until such time as the
-------------------------
Obligations have been paid in full in cash and all commitments to advance credit under the Credit Agreement have terminated or expired, notwithstanding anything to the contrary contained in Section 2.3 of the Management Agreement, in no
                             -----------
event shall any Person other than Affiliate or a Successor Manager be a manager or operator for Sprint PCS with respect to the Service Area and neither Sprint PCS nor any of its Related Parties shall own, operate, build or manage another wireless mobility communications network in the Service Area, except to the extent provided in Sections 2.3(a), (b), (c) or (d) of the Management Agreement
                   ---------------  ---  ---    ---
and except to the extent that the Sprint Agreements are terminated in accordance with Section 6(b)(ii)(A) of this Agreement. The Administrative Agent
     -------------------
acknowledges and agrees that Sprint PCS shall also have the right to cure an Event of Default or to assist Affiliate in curing an Event of Default but only to the extent Affiliate has the right to so cure under the Loan Documents, as applicable (it being understood that the act of Sprint PCS curing an Event of Default shall not constitute an independent Event of Default unless the act itself would otherwise constitute a Default (e.g. a sale of assets not otherwise permitted by the Loan Documents)), including but not limited to Sprint PCS's providing Affiliate the funds necessary to operate or meet certain financial covenants in the Loan Documents. The Administrative Agent shall have the right to cure any Management Agreement Breach.

     SECTION 10. Sprint PCS's Right to Purchase Obligations or Operating
                 -------------------------------------------------------
Assets.  (a) Following the Acceleration Date and until the 60-day anniversary of
------
the filing of a bankruptcy petition by or with respect to Affiliate, Sprint PCS shall have the right to purchase the Obligations under, and as defined in, the Credit Agreement, by repaying the Obligations in full in cash. In the event that Sprint PCS purchases the Obligations within 60 days immediately following the earlier of (i) the Acceleration Date and (ii) the date of the filing of a bankruptcy petition by or with respect to Affiliate, Sprint PCS may in lieu of purchasing the total amount of the Obligations, purchase all Obligations other than the accrued interest with respect thereto for a purchase price equal to the amount of the Obligations other than such accrued interest and any fees and expenses that are unreasonable, in which case, such accrued interest and unreasonable fees and expenses shall remain due and owing by Affiliate to the Lenders.

          (b) In the event that the Administrative Agent acquires the Operating Assets, Sprint PCS shall have the right to purchase the Operating Assets from the Administrative Agent during the limited period of time provided in and otherwise in accordance with this Section 10(b) by paying to the Administrative
                                  -------------
Agent in cash an amount equal to the sum of the aggregate amount paid (by credit against the Obligations or otherwise) by the Administrative Agent or the Lenders for the Operating Assets, plus the aggregate amount of any remaining unpaid Obligations. Administrative Agent shall give Sprint PCS notice of any acquisition of the Operating Assets by the Administrative Agent promptly following the date of final consummation of such acquisition (the "Acquisition
                                                                   -----------
Notice").  Sprint PCS shall, within 60 days of receipt of a valid Acquisition
------
Notice, give the Administrative Agent notice of its intent to exercise its purchase right under this Section 10(b). In the event Sprint PCS
                                       -------------
gives the Administrative Agent written notice of its intent to purchase the Operating Assets, the Administrative Agent agrees that it shall provide Sprint PCS the right to purchase the Operating Assets until the earlier to occur of (i) expiration of the period consisting of 120 days after Sprint PCS' receipt of a valid Acquisition Notice (or such later date that shall be provided for in the purchase agreement and acceptable to the Administrative Agent in its sole discretion to close the purchase of the Operating Assets) or (ii) receipt by Administrative Agent from Sprint PCS of written notice that Sprint PCS has determined not to proceed with the closing of the purchase of the Operating Assets. If Sprint PCS at any time purchases the Operating Assets as permitted under this Section 10, the Administrative Agent will release the Security
           ----------
Interests in the Collateral upon payment in full of the aggregate amount of the Obligations. Notwithstanding the foregoing, in the event that a bankruptcy petition is filed by or with respect to Affiliate, Sprint PCS shall again have the right to purchase the Operating Assets from the Administrative Agent by repaying the Obligations in full in cash, by giving the Administrative Agent notice of its intent to exercise such purchase right no later than 60 days following the date of filing of such bankruptcy petition.

          (c) If at any time during the period described in Section 10(a) or
                                                            -------------
10(b) above or thereafter the Administrative Agent receives any purchase offer
-----
for the Operating Assets or the Obligations, as applicable, that is acceptable to the Administrative Agent, the Administrative Agent shall exercise reasonable efforts to obtain the consent of the offeror to deliver a copy of such offer to Sprint PCS and Sprint PCS shall have the right to purchase the Operating Assets or the Obligations, as applicable, on terms and conditions at least as favorable to the Administrative Agent as the terms and conditions proposed in such offer so long as within 14 Business Days after Sprint PCS's receipt of such other offer Sprint PCS offers to purchase the Operating Assets or the Obligations, as applicable, and so long as the conditions of Sprint PCS's offer and the amount of time it will take Sprint PCS to effect such purchase is acceptable to the Administrative Agent and the Lenders.

          (d) If Sprint PCS at any time purchases the entirety of the Obligations as provided in this Section 10, the Administrative Agent shall assign and transfer or cause the Lenders to assign and transfer to Sprint PCS all rights and interests in, to and under all of the Loan Documents, including but not limited to all security interests, liens, financing statements, guaranties and other credit enhancements related to such Loan Documents, and all rights and claims thereunder (collectively referred to as the "Loan Document
                                                               -------------
Rights").  If Sprint PCS purchases less than all the Obligations (as permitted
------
in the second sentence of Section 10(a) above), then the Administrative Agent
                          -------------
shall assign and transfer or cause the Lenders to assign and transfer to Sprint PCS all Loan Document Rights, except that if Sprint PCS receives payment in full of all Obligations due under the Loan Documents (including the amount it did not pay the Administrative Agent, as permitted in the second sentence of Section
                                                                     -------
10(a) above), it shall pay such amount to the Administrative Agent unless the
-----
Administrative Agent has already received payment of such amount.

     SECTION 11.  Foreclosure.  Upon the Administrative Agent or any Lender or
                  -----------
any other Person that meets the Successor Manager Requirements acquiring the Operating Assets and the Sprint Agreements, then such Person shall be entitled to exercise any and all rights of Affiliate under the Sprint Agreements in accordance with the terms of the Sprint Agreements and each Sprint Party will thereupon comply in all respects with such exercise by such Person and perform its obligations under the Sprint Agreements and this Consent and Agreement for the benefit of such Person. Each Sprint Party agrees that the Administrative Agent or any Lender may (but shall not be obligated to), subject to and in accordance with the terms of this Consent and Agreement, assign its rights and interests acquired in the Operating Assets and the Sprint Agreements to any buyer or transferee thereof and, in the event the buyer wishes to become a party to the Sprint Agreements and such buyer satisfies the Successor Manager Requirements, such buyer shall be bound by the Sprint Agreements; provided, that buyer shall have no responsibility or liability to
            --------
any Person other than a Sprint Party and a Related Party of a Sprint Party arising out of Affiliate's operations prior to the date buyer becomes bound by the Sprint Agreements. In such case the Sprint Agreements shall remain in full force and effect with the buyer as Successor Manager and this Consent and Agreement shall remain in full force and effect for the benefit of the Successor Manager and any Person providing senior secured debt financing to such Successor Manager if required by such Person. Sprint PCS agrees, with respect to any past failure of Affiliate to perform any obligation under the Sprint Agreements, that the Successor Manager shall have the same amount of time to perform such obligation that Affiliate had under the Sprint Agreements, with the performance period commencing on the date on which the buyer becomes a Successor Manager. Sprint PCS shall permit the performance period set forth in the Management Agreement to be extended for such period of time that Sprint PCS believes is reasonable to allow Successor Manager to perform such unperformed obligations.

     SECTION 12.  Trademarks and Service Marks.  In the event the
                  ----------------------------
Administrative Agent forecloses on its security interest in the License Agreements and transfers the License Agreements to a Person who does not meet the Successor Manager Requirements, then Sprint PCS shall have the right to terminate the License Agreements and cause the Administrative Agent to release its security interest in the License Agreements immediately prior to such transfer.

     SECTION 13.  Interim Manager and Successor Manager Requirements.  To
                  --------------------------------------------------
qualify as an Interim Manager or a Successor Manager, the Person must satisfy each of the following "Successor Manager Requirements," as applicable:
                       ------------------------------

          (a) The Person must not during the three-year period immediately preceding the date of determination have materially breached any material agreement with Sprint Spectrum or its Related Parties that resulted in the exercise of a termination right or in the initiation of judicial or arbitration proceedings;

          (b) The Person must not be one of the Persons identified on Schedule
                                                                      --------
     13 (a "Schedule 13 Person"); provided, that no Other Manager under any
     --     ------------------
     Sprint PCS Management Agreement may be identified on Schedule 13;

          (c) In the case of a Successor Manager, the Person must meet a reasonable Person's credit criteria (taking into consideration the circumstances), it being understood that such criteria is satisfied if the financial projections contained in the business plan such Person submits to Sprint PCS shows the ability to service its indebtedness and meet the build-out requirements contained in the Build-out Plan; and

          (d) The Person must agree to be bound by the terms of the Sprint Agreements as if an original party thereto; provided, in the case of an
                                                 --------
     Interim Manager, the Person must also execute a separate confidentiality agreement in the form attached as Exhibit A with such changes thereto as
                                       ---------
     may be reasonably requested by the parties to the agreement, but the Person is not required to assume the existing liabilities of the Affiliate.

     The Administrative Agent, each Lender and each of their wholly-owned subsidiaries or entities who wholly-own such entities shall be deemed to satisfy Sections 13(a), (b) and (c) of the preceding "Successor Management
--------------  ---     ---                   --------------------
Requirements".

     SECTION 14.  Management Agreement.  Sprint PCS agrees that it will not
                  --------------------
exercise its right under the Management Agreement to purchase the Operating Assets or to sell the Disaggregated License to Affiliate if before, or after giving effect to such exercise, there would exist a Default or Event of Default under the Credit Agreement, unless Sprint PCS pays the aggregate amount of the Obligations as a condition of the exercise of such right and the Credit Agreement shall have been terminated in connection with such payment. Sprint PCS agrees that until the Obligations have been paid in full in cash and all commitments to advance credit under the Credit Agreement have terminated or expired, a failure to pay any amount by any Related Party of the Affiliate under any agreement with Sprint PCS or any of its Related Parties (other than the Management Agreement, the Services Agreement or the License Agreements) shall not constitute a Management Agreement Breach for any purpose. Subject to regulatory approval in connection with any such sale, Sprint PCS agrees that it shall always maintain the ability to sell the Disaggregated License in accordance with this Consent and Agreement. Sprint PCS shall own at least 10 MHz of Spectrum in the Service Area until the first to occur of the following events: (i) the Obligations have been paid in full in cash and all commitments to advance credit under the Credit Agreement have terminated or expired, (ii) the sale by Sprint PCS of the Spectrum pursuant to this Consent and Agreement shall be effected, (iii) the sale of the Operating Assets pursuant to this Consent and Agreement, and (iv) the termination of the Management Agreement. Sprint PCS acknowledges that the financing provided pursuant to the Loan Documents, the senior subordinated discount notes to be issued under that certain Indenture pursuant to the terms and conditions set forth in the Registration Statement on Form S-1 filed by Affiliate on May 24, 1999, with the Securities and Exchange Commission, as such Registration Statement may be amended from time to time, between Affiliate and Bankers Trust Company, as trustee thereunder, and the initial public offering of common stock of Affiliate contemplated by the registration statement of Affiliate filed with the Securities and Exchange Commission on May 24, 1999, as amended, comply with

Section 1.7 of the Management Agreement, as amended by Addendum II and Addendum
-----------
III of the Management Agreement ("Section 1.7"), and that Section 11.3.6 of the
                                  -----------             --------------
Management Agreement shall no longer be applicable with respect to such financing so long as the amounts and deadlines set forth in Section 1.7 are satisfied. Notwithstanding anything to the contrary contained in Section 12.2
                                                                  ------------
of the Management Agreement, the Administrative Agent, the Lenders, and any Successor Manager or buyer of the Operating Assets or Disaggregated License shall be permitted to disclose Confidential Information (as defined in the Management Agreement) (i) to the extent required by law, rule or regulation, (ii) to any regulator or any regulatory body regulating such entity,
(iii) to any rating agency in connection with requirements applicable to such Person and (iv) to the lawyers and accountants for any such Persons.

     SECTION 15.  Administrative Agent and Eligible Assignees.  The
                  -------------------------------------------
Administrative Agent and each Lender  must be an Eligible Assignee.  "Eligible
                                                                      --------
Assignee" shall mean and include a commercial bank, financial institution, other
--------
"accredited investor" (as defined in Regulation D of the Securities Act) other than individuals, or a "qualified institutional buyer" as defined in rule 144A
                        -----------------------------
of the Securities Act; provided, that prior to the 61st day after the filing of
                       --------
a bankruptcy petition by or with respect to Affiliate in no event may any Person that is engaged in or that controls, is controlled by or is under common control with any Person engaged in, the telecommunications service business in the United States (other than Sprint Corporation and its subsidiaries), be an Eligible Assignee, it being understood that no small business investment corporation that is ultimately owned by an Eligible Assignee that is subject to Regulation Y shall be deemed to be controlled by or under common control with such Eligible Assignee; and provided further, that after the filing of such
                            ----------------
bankruptcy petition in no event may a Schedule 13 Person be an Eligible
Assignee.

     SECTION 16.  Sprint Party Representations.  Each Sprint Party represents
                  ----------------------------
and warrants to the Administrative Agent, as of the Closing Date (a) its execution, delivery and performance of this Consent and Agreement has been duly authorized by all necessary corporate and partnership action, and does not and will not require any further consents or approvals that have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or materially breach any agreement presently in effect with respect to or binding on it; provided, that the transfer of Spectrum as
                             --------
contemplated under this Consent and Agreement will require regulatory approval (which each Sprint Party agrees to use its commercially reasonable efforts to obtain); (b) this Consent and Agreement is a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms, except that
(i) such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be limited by equitable defenses and by the discretion of the court before which any proceeding may be brought; (c) the Sprint Agreements are in full force and effect and have not been amended, supplemented or modified; (d) as of the date of execution hereof, to the knowledge of the Sprint Parties, no Event of Termination has occurred and is continuing (without regard to any requirement of the delivery of written notice necessary to the occurrence of an Event of Termination under Section 11.3 of the Management Agreement); (e) on the date the Management Agreement was executed Sprint PCS owned, and on the date hereof Sprint PCS owns, 10 MHz or more of Spectrum in the Service Area; and (f) the only existing agreements or arrangements between Affiliate, on the one hand, and Sprint Corporation or any of its subsidiaries, on the other hand, are the Management Agreement, the Services Agreement, the License Agreements, the promissory note dated as of July 22, 1998, made by AirGate Wireless, L.L.C. in favor of SprintCom in the face amount of $7.7 million and the sublease, dated as of June 24, 1999, by and between SprintCom and AirGate Wireless, L.L.C.

     SECTION 17.  Administrative Agent Representations.  The Administrative
                  ------------------------------------
Agent represents and warrants to Sprint PCS, as of the Closing Date (a) its execution, delivery and performance of this Consent and Agreement has been duly authorized by all necessary corporate action, and does not and will not require any further consents or approvals that have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or materially breach any agreement presently in effect with respect to or binding on it; (b) this Consent and Agreement is a legal, valid and binding obligation of the Administrative Agent enforceable against it in accordance with its terms, except that (i) such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be limited by equitable defenses and by the discretion of the court before which any proceeding may be brought; (c) at the time of the execution hereof, Administrative Agent is the only Lender; and (d) as of the date of execution hereof, to the knowledge of the Administrative Agent, no Event of Default has occurred and is continuing.

     SECTION 18.  Successors and Assigns.  This Consent and Agreement shall be
                  ----------------------
binding upon the successors and assigns of the parties hereto and shall inure, together with the rights and remedies of the parties hereunder, to the benefit of their respective successors and assigns. In the event the Sprint PCS Network is sold in accordance with the Management Agreement, the buyer thereof will assume the obligations of the Sprint Parties hereunder and under all the other Sprint Agreements other than the Sprint Trademark and Service Mark License Agreement; provided, however, the buyer of the Sprint PCS Network shall enter
           --------
into an agreement with Affiliate on substantially the same terms as the Sprint Trademark and Service Mark License Agreement with respect to such buyers' trademarks, service marks, brands, etc. In the event a Successor Manager becomes a party to the Sprint Agreements as provided in this Agreement, this Consent and Agreement shall remain in full force and effect for the benefit of the Successor Manager and any Person providing senior secured debt financing to such Successor Manager if required by such Person.

     SECTION 19.  Amendment.  Neither this Consent and Agreement nor any
                  ---------
provision herein may be waived except pursuant to an agreement or agreements in writing entered into by Sprint PCS, the Administrative Agent and Affiliate, and neither this Consent and Agreement nor any provision herein may be amended or modified except pursuant to an agreement or agreements in writing entered into by Sprint PCS, the Administrative Agent and Affiliate. The Administrative Agent and each Lender (and its successors and assigns) shall be bound by any modification or amendment authorized by this Section 19. No amendment or waiver
                                             ----------
or effective amendment or waiver entered into in violation of this Section 19
                                                                   ----------
shall be valid; provided, however, that no consent of Affiliate shall be necessary for any amendment or modification to this Consent and Agreement made pursuant to and in accordance with Section 25 hereof.
                                   ----------

     SECTION 20.  APPLICABLE LAW.  THIS CONSENT AND AGREEMENT SHALL BE
                  --------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.

     SECTION 21.  Notices.  Notices and other communications provided for in
                  -------
this Consent and Agreement shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy, as follows:

          (a)  if to Sprint  PCS, to it at:

                  Sprint Spectrum L.P.
                  4900 Main, 12th Floor
                  Kansas City, Missouri, 64112

                  Telephone No.:  (816) 559-1000
                  Telecopier No.:  (816) 559-1290
                  Attention: Chief Executive Officer

                  with a copy to:

                  4900 Main, 11th Floor
                  Kansas City, Missouri, 64112

                  Telephone No.:  (816) 559-1000
                  Telecopier No.:  (816) 559-2591
                  Attention: General Counsel

          (b)  if to the Administrative Agent, to it at:

                  283 King George Road
                  Building A
                  Warren, New Jersey 07059

                  Telephone No.:  (908) 559-8294
                  Telecopier No.:  (908) 559-1711
                  Attention: Assistant Treasurer, Customer Finance

          (c)  if to Affiliate, to it at:

                  Harris Tower
                  233 Peachtree Street, NE, Suite 1700
                  Atlanta, Georgia 30303

                  Telephone No.:  (404) 522-8004
                  Telecopier No.:  (404) 522-1030
                  Attention: General Counsel

All notices and other communications given to any party hereto in accordance with the provisions of this Consent and Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy, or on the date five

(5) business days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 21 or in accordance with the latest unrevoked direction
                 ----------
from such party given in accordance with this Section 21.
                                              ----------

     SECTION 22.  Counterparts.  This Consent and Agreement may be executed in
                  ------------
two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

     SECTION 23.  Severability.  Any provision of this Consent and Agreement
                  ------------
that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision with valid provisions the economic effect of which is as close as possible to that of the invalid, illegal or unenforceable provision.

     SECTION 24.  Termination.   This Consent and Agreement shall terminate
                  -----------
and be of no further force and effect upon the first to occur of the following:
(i) the Obligations are paid in full and the Credit Agreement is terminated; and
(ii) the Sprint Agreements terminate.

     SECTION 25.  Amendments to Form Consent and Agreement.  As of the date
                  ----------------------------------------
this Consent and Agreement is executed, it contains provisions substantially similar to the provisions of every other executed Consent and Agreement entered into by Sprint PCS with creditors of Other Managers. If Sprint PCS modifies or amends the form of Consent and Agreement it enters into with another lender, then Sprint PCS agrees to give the Administrative Agent written notice of such modifications and amendments and, at the request of Administrative Agent, to amend this Consent and Agreement in the same manner; provided, that: (a) Sprint
                                                     --------
PCS will not modify this Consent and Agreement to incorporate changes made for the benefit of a lender because of circumstances related to a particular Other Manager, subject to the limitations set forth below; (b) the Administrative Agent must agree to make all (or none) of the changes made for the other lender and the Other Manager, unless Sprint PCS agrees to allow the Administrative Agent to make only some of the changes; and (c) Sprint PCS is only required to make changes to this Consent and Agreement based on changes made to the form of Consent and Agreement executed in connection with loans to Other Managers that are syndicated or intended to be syndicated (i.e., loans sold or participated, or intended to be sold or participated, in whole or in part to at least three financial institutions or investment funds) (a "Syndication Consent") until the
                                                -------------------
later to occur of: (i) five Syndication Consents are executed, and (ii) loans to Other Managers are syndicated where the pops in the Service Areas of such Other Managers, in the aggregate, exceed 10 million; provided, however, that in the
                                               -----------------
event any Syndicated Consent executed after such later date relates to a transaction where the pops in the Service Area of the Other Manager exceed 5 million, Sprint PCS agrees to give the Administrative Agent the right to so amend this Consent and Agreement, subject to the provisions of clauses (a) and
(b) above.

     For purposes of subsection (a) in the preceding paragraph, Sprint PCS will not deem the following changes to be made because of circumstances related to a particular Other Manager: (i)
any form of recourse to Sprint PCS or other similar form of credit enhancement;
(ii) any change in Sprint PCS's right to purchase Operating Assets or Obligations; (iii) any change in the Affiliate's, Administrative Agent's or Lenders' right to sell the Collateral or purchase the Disaggregated License (including, without limitation, any rights of first refusal and the purchase price of the Disaggregated License); (iv) any change in the ownership status, terms of usage or amount of Disaggregated License utilized by Affiliate; (v) any material change in the flow of revenues between Sprint Spectrum and Affiliate excluding changes related to the pricing of direct or indirect fees, but including any subordination of direct or indirect fees or other amounts or costs due under the Sprint Agreements or hereunder to Sprint PCS; (vi) any change to obligations required to be assumed by, or qualifications for, any Interim or Successor Manager, including changes in the time period or terms under which Sprint PCS agrees to remain as Interim Manager; (vii) any changes in confidentiality, non-compete or Eligible Assignee language, including changes to
Schedule 13; (viii) any clarifications of FCC compliance issues; (ix) the
-----------
issuance of legal opinions; (x) any change in the circumstances under, or procedures by which, an Interim Manager or Successor Manager is appointed; or
(xi) any change to this Section 25.
                        ----------



           [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Consent and Agreement to be executed by their respective authorized officers as of the date and year first above written.

                              SPRINT SPECTRUM L.P.


                              By: _________________________________________
                                    Bernard A. Bianchino
                                    Chief Business Development Officer


                              SPRINTCOM, INC.


                              By: _________________________________________
                                    Bernard A. Bianchino
                                    Vice President


                              WIRELESSCO, L.P.


                              By: _________________________________________
                                    Bernard A. Bianchino
                                    Chief Business Development Officer


                              SPRINT COMMUNICATIONS COMPANY, L.P.


                              By: _________________________________________
                                    Thomas E. Weigman, Senior Vice President,
                                    Consumer Market Strategy and Communications


                              LUCENT TECHNOLOGIES INC.
                              for itself and as Administrative Agent


                              By: _________________________________________
                              Name:
                              Title:

               Acknowledgment, Consent and Agreement of Affiliate
               --------------------------------------------------


__________The undersigned Affiliate (i) has reviewed this Consent and Agreement,
(ii) acknowledges, consents and agrees to the terms and provisions of this Consent and Agreement, and (iii) agrees to be bound by the terms and provisions of this Consent and Agreement, including, without limitation, such terms and provisions that affect Affiliate, its assets or its rights under the Management Agreement. Without limiting the generality of the foregoing: (i) Affiliate acknowledges and agrees that the right to appoint an Interim Manager is intended to allow the right and ability to preserve and/or protect the Collateral or its value and the Service Area Network or its value and (ii) Affiliate acknowledges and agrees that in the event of the sale of the Collateral by the Administrative Agent, the value of the Collateral may be dependent on the right of the Person purchasing the Collateral to assume or be a party to the Sprint Agreements and acknowledges that any sale of the Collateral in accordance with Sections 6 and
                                                                --------------
10 hereof, the other provisions of this Consent and Agreement and, to the extent
--
not inconsistent with this Consent and Agreement, the Loan Documents is agreed to be a commercially reasonable disposition of the Collateral by Administrative Agent.


                              AIRGATE PCS, INC.


                              By: ________________________________________
                                    Thomas M. Dougherty,
                                    President and Chief Executive Officer

       Acknowledgement, Consent and Agreement of Affiliate's Stockholder
       -----------------------------------------------------------------

        The undersigned, being the sole stockholder of Affiliate, agrees that such stockholder (i) has reviewed this Consent and Agreement, (ii) acknowledges, consents and agrees to the terms and provisions of this Consent and Agreement, particularly as they modify the price (as set forth in the Management Agreement) pursuant to which Sprint PCS may purchase the Operating Assets under Sections 6
                                                                     ----------
and 10 hereof, and as they require the Affiliate and its Related Parties to sell
------
Affiliate's Licenses under Section 6 hereof, and (iii) agrees to take such
                           ---------
action as is necessary to cause the Affiliate and its Related Parties to comply with the terms and provisions of this Consent and Agreement.


                                        AIRGATE, L.L.C.


                                        By:
                                           ------------------------------------
                                            Shelley L. Spencer, Manager